Consolidated Statements of Condition (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
ASSETS
Held to maturity securities, fair value	$ 75,342	$ 90,305
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	150,000,000	150,000,000
Capital stock, shares issued (in shares)	98,944,623	98,927,123
Treasury stock, at cost (in shares)	4,087,295	4,463,786